[Logo: Henderson Global Investors]
[Logo: An AMP Company]

                                                          HENDERSON GLOBAL FUNDS

european focus fund
global technology fund
international opportunities fund

                                                                   annual report
                                                                   July 31, 2002


[Circular photos: Postage stamps
         Stock table
         Clocks set for different time zones]


TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    2

EUROPEAN FOCUS FUND

Commentary ................................................................    3
Performance Summary .......................................................    4

GLOBAL TECHNOLOGY FUND

Commentary ................................................................    5
Performance Summary .......................................................    6

INTERNATIONAL OPPORTUNITIES FUND

Commentary ................................................................    7
Performance Summary .......................................................    8

PORTFOLIOS OF INVESTMENTS .................................................    9

STATEMENT OF ASSETS AND LIABILITIES .......................................   15

STATEMENT OF OPERATIONS ...................................................   16

STATEMENT OF CHANGES IN NET ASSETS ........................................   17

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY .............................   18

FINANCIAL HIGHLIGHTS ......................................................   19

NOTES TO FINANCIAL STATEMENTS .............................................   22

REPORT OF INDEPENDENT AUDITORS ............................................   26

TRUSTEES AND OFFICERS .....................................................   27

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear Shareholder,

On behalf of Henderson Global Funds, thank you for joining our new and growing family of shareholders. Our Funds were launched on August 31, 2001, and in their first year of operation have navigated through particularly volatile market conditions driven in large part by the first synchronized global recession in a generation, the tragic events of September 11, and more recently, the accounting irregularities of some well-known US companies. Combined, these factors have challenged investors' appetites for equities. Notwithstanding these considerable macro headwinds over the past year, our bottom-up approach to portfolio construction enabled all of the Funds presented in this report to outperform their respective indices for the reporting period.

Our lead portfolio managers are experienced in terms of weathering historic bull and bear markets and are supported by a global network of over 300 investment professionals. Our investment team is relentlessly focused on unearthing stocks with the potential to deliver strong absolute returns, regardless of the growth/value bias of the security. We believe our job is not to wed ourselves to any one investment style but rather to seek capital appreciation by picking the best possible stocks. We are confident that our investment process and people, coupled with our ability to identify exciting investment opportunities around the world, will benefit the Funds over the coming years.

As we discussed in the Funds' semi-annual report, it is never easy to gauge financial market movements. The global economy continues to climb out of a recession and we believe that equity markets are still well positioned to regain their historical position as the more attractive asset class for many investors. We continue to believe the recent downturn in the global economic cycle has had the effect of masking significant investment opportunities in the international equity market. History indicates that the `90's bull market in the US was fuelled in large part by the massive inflows into 401(k)'s and significant corporate productivity improvements. We consider Europe and Asia's current socio-economic environments to be, in many ways, similar to the US in the late `80's. Many international economies are striving to improve corporate productivity as well as address the pension needs of an aging and under-funded populace, thereby creating shareholder value. A meaningful allocation to international equity markets is, in our view, warranted in order to capitalize on this anticipated opportunity.

At the end of the day, however, we recognize that our economic crystal ball is no better than anyone else's and the focal point is and will continue to be selecting stocks which help you build your financial wealth. We believe our large global investment team located in 15 offices around the world is well placed to identify local stocks -- whether large, small, growth or value -- that seek to achieve each Fund's investment objective of long-term capital appreciation.

We again thank you for joining Henderson Global Funds and we look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

EUROPEAN FOCUS FUND

The European Focus Fund began operations on August 31, 2001, and over the last 11 months, European markets have experienced severe volatility as poor economic news, fears over interest rate hikes and continued accounting concerns took their toll on market returns. Despite this, the performance of the Fund has been excellent, returning 16.10% (A-shares at NAV) since inception to July 31, 2002 versus the MSCI Europe Index return of -17.09% for the same period.

Sidebar:

  European Focus Fund
  Top 10 Equity Holdings - as of
  July 31, 2002
                              As a Percentage
  Security                     of Net Assets
---------------------------------------------
  Wembley                           2.8%
  Vinci                             2.8
  Fortum Oyj                        2.5
  Sjaelso Gruppen                   2.4
  Persimmon                         2.3
  Jarvis                            2.3
  Telecom Italia                    2.3
  EasyJet                           2.2
  Hellenic
    Telecommunications              2.2
  Gericom                           2.2

Despite general stock market weakness over the reporting period, various opportunities have arisen permitting us to purchase good quality stocks trading at reasonable valuations. During the 3-month rally at the end of 2001, the Fund benefited from a healthy exposure to stocks that had been heavily oversold and had recovery potential following September 11th. Shortly after its launch on August 31, the Fund also benefited from a relatively large cash position as it progressed towards being fully invested. As equity markets extended their gains into early January, we gradually increased our exposure to more cyclical sectors, including some cautious moves into technology.

In the quarter ended June 30th, European markets became choppy as concerns over corporate accounting practices took their toll. As investors began to question future growth prospects, technology companies were hit on an indiscriminate basis and despite our stock specific approach to this sector, poor performance led us to sell several of our technology positions. We continued our strategy of focusing on stocks that we believed had been oversold and this proved successful, as did our decision to increase our defensive weighting by purchasing several companies where we saw upside potential, including some moves into the tobacco sector.

At the start of the third calendar quarter, companies with under-appreciated stability of earnings became attractive, offering some protection against the rapid downgrades that were being experienced by more expensive companies. A slight bias to mid- and smaller-capitalization stocks, which generally outperformed, and an unhedged exposure to European currencies made a positive contribution to the Fund. The US Dollar continued to weaken against the Euro and Pound Sterling from February 2002, and as the Euro and the Dollar reached parity on July 15th, over 50% of the Fund was exposed to Euro denominated countries.

Looking forward, while economic fundamentals have been improving, we believe markets will remain volatile, as questions linger over the speed of an economic recovery and corporate profitabilty. Although much of the bad news appears to be priced into the market, some companies may face the prospect of equity issuance to reduce financial debt, which could further dampen investor enthusiasm. However, we believe that many European companies remain attractively valued and this should provide opportunities to purchase securities in companies that we consider oversold or offer growth potential at a reasonable price.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

[Pie Chart:]
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
U.K.                    39%
Netherlands             14
France                  10
Germany                  6
Spain                    6
Italy                    6
Other                   19

[Pie Chart:]
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Consumer Discretionary  24%
Industrials             22
Financials              18
Consumer Staples         8
Energy                   6
Telecom Services         6
Other                   16


[Line Chart:]
INVESTMENT COMPARISON
Value of $10,000

European Focus Fund Class A w/out sales charge - $11,610
European Focus Fund Class A w/sales charge - $10,942
MSCI Europe Index - $8,291

                  European Focus Fund    European Focus Fund
           Class A w/out sales charge  Class A w/sales charge  MSCI Europe Index
08/01                           10000                    9425              10000
09/01                            9910                    9340               8988
10/01                           10960                   10330               9285
11/01                           12120                   11423               9660
12/01                           12250                   11545               9913
01/02                           12110                   11414               9406
02/02                           12450                   11735               9378
03/02                           12981                   12234               9868
04/02                           13081                   12329               9773
05/02                           13281                   12517               9699
06/02                           12850                   12111               9335
07/31/02                        11610                   10942               8291



CUMULATIVE TOTAL RETURNS AS OF JULY 31, 2002
                                                                     SINCE
                                                                 INCEPTION
AT NAV                            CLASS    1 MONTH    3 MONTHS    (8/31/01)
--------------------------------------------------------------------------
Henderson European Focus Fund   Class A     -9.65%     -11.24%      16.10%
--------------------------------------------------------------------------
Henderson European Focus Fund   Class B     -9.63%     -11.37%      15.40%
--------------------------------------------------------------------------
Henderson European Focus Fund   Class C     -9.71%     -11.44%      15.30%
--------------------------------------------------------------------------
WITH SALES LOAD
--------------------------------------------------------------------------
Henderson European Focus Fund   Class A    -14.85%     -16.34%       9.42%
--------------------------------------------------------------------------
Henderson European Focus Fund   Class B    -14.63%     -16.37%      10.40%
--------------------------------------------------------------------------
Henderson European Focus Fund   Class C    -11.61%     -13.33%      13.15%
--------------------------------------------------------------------------
INDEX
--------------------------------------------------------------------------
MSCI Europe Index                          -11.18%     -15.17%     -17.09%
--------------------------------------------------------------------------

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance was favorably impacted by the Fund's relatively large cash position during September 2001. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call
1.866.443.6337 or visit the Fund's website at www.hendersonglobalfunds.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of July 31, 2002, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

In July 2002, global stock markets fell to their lowest levels in four years. Continued evidence of accounting irregularities and renewed concerns about corporate earnings fuelled a further sell off in markets already affected by mixed economic news from the US and trouble in the Middle East. The global technology sector appeared to be hit indiscriminately, with the Nasdaq composite falling by 26.20% for the 11 month period ended July 31. Against an extremely difficult market backdrop the Global Technology Fund returned -26.40% (A-shares at NAV) from inception on August 31, 2001 versus the MSCI IT Index return of -31.08%.

Sidebar:

  Global Technology Fund
  Top 10 Equity Holdings  -  as of
  July 31, 2002
                             As a Percentage
  Security                     of Net Assets
--------------------------------------------
  Microsoft                         6.0%
  Hewlett-Packard                   3.9
  Symantec                          3.7
  Lexmark International             3.5
  Expedia                           3.4
  Cisco                             3.3
  Oracle                            3.2
  Intuit                            2.9
  Nippon Telegraph and
    Telephone                       2.8
  Brocade Communications
    Systems                         2.8


After the steep sell-off following September 11th, the Fund got off to a good start in October 2001 as aggressive action by the US Federal Reserve and the prospect of a fiscal stimulus package fuelled investor optimism and the market rallied strongly. We increased our exposure to sectors geared to a market upturn, including software and the internet and increased our exposure to the semiconductor sector as we believed fundamentals were showing signs of improvement.

Expectations of a traditional January rally were dashed by steady declines through most of the quarter ended March 31st. Accounting concerns continued to have a depressing effect and despite careful stock selection, the Fund did not escape unscathed as investors continued to question company earnings. Our decision to increase our semiconductor exposure in 2001 was a positive factor as demand for these products held up due to inventory replenishment. We increased our position in this sector and in the storage sector, which had begun to look attractive on a valuation basis. Our decision to reduce our exposure to the communications equipment sector proved beneficial as the outlook for sales continued to deteriorate throughout the quarter.

As technology markets continued to underperform in the quarter ended June 30th, we maintained a relatively defensive position, with a high weighting in IT Services and less cyclical stocks. Our decision to reduce our semiconductor position in April was timely, as following a year of relatively good performance the sector had become expensive and end demand did not appear strong enough to sustain growth. Several stock specific events also took their toll on performance, although our focus on earnings allowed us to sell out of several stocks before they were hit by negative sentiment over accounting practices or other market events.

With the technology sector likely to remain volatile in the near term, we expect to retain our more defensive positioning for the foreseeable future. We believe that although risks of a double dip recession have increased, a global economic recovery is still on track, and valuations have started to look more attractive. With most non-sector portfolios underweighted in technology, there is hope for a rally and we will be waiting for an opportunity to move to a more aggressive position.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

[Pie Chart:]
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
U.S.                    71%
Taiwan                   6
Japan                    5
U.K.                     4
Korea                    3
Netherlands              2
Other                    9


[Pie Chart:]
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Semiconductors          16%
Systems Software        14
Application Software    13
Computer Hardware        9
Internet Software
  & Srvcs                7
Networking Equipment     6
Other                   35


[Line Chart:]
Investment Comparison
Value of $10,000

Global Technology Fund Class A w/out sales charge - $7,360
Global Technology Fund Class A w/sales charge - $6,937
MSCI World IT Index - $6,892
S&P 500 Index - $8,147

              Global Technology Fund  Global Technology Fund
          Class A w/out sales charge  Class A w/sales charge  MSCI World IT Index  S&P 500 Index
8/31/01                        10000                    9425                10000          10000
9/30/01                         7850                    7399                 8279           9192
10/31/01                        8980                    8463                 9605           9368
11/30/01                       10689                   10075                11169          10086
12/31/01                       11039                   10404                10947          10175
1/31/02                        10909                   10281                10842          10026
2/28/02                         9658                    9103                 9649           9833
3/31/02                        10478                    9876                10254          10202
4/30/02                         9479                    8934                 9028           9584
5/31/02                         8939                    8425                 8665           9513
6/30/02                         8140                    7672                 7642           8836
7/31/02                         7360                    6937                 6892           8147


CUMULATIVE TOTAL RETURNS AS OF JULY 31, 2002
                                                                        SINCE
                                                                    INCEPTION
AT NAV                              CLASS    1 MONTH   3 MONTHS      (8/31/01)
------------------------------------------------------------------------------
Henderson Global Technology Fund  Class A     -9.58%    -22.36%       -26.40%
------------------------------------------------------------------------------
Henderson Global Technology Fund  Class B     -9.64%    -22.56%       -26.90%
------------------------------------------------------------------------------
Henderson Global Technology Fund  Class C     -9.64%    -22.48%       -26.90%
------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------
Henderson Global Technology Fund  Class A    -14.78%    -26.83%       -30.63%
------------------------------------------------------------------------------
Henderson Global Technology Fund  Class B    -14.64%    -27.56%       -31.90%
------------------------------------------------------------------------------
Henderson Global Technology Fund  Class C    -11.54%    -24.26%       -28.63%
------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------
MSCI World IT Index                           -9.81%    -23.65%       -31.08%
------------------------------------------------------------------------------
S&P 500 Index                                 -7.79%    -14.99%       -18.53%
------------------------------------------------------------------------------


PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call 1.866.443.6337 or visit the Fund's website at www.hendersonglobalfunds.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of July 31, 2002, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

Since the inception of the International Opportunities Fund on August 31, 2001, international stock markets have remained extremely volatile with the 3-month rally experienced at the end of 2001 failing to extend into 2002. Despite improving economic fundamentals, initial optimism over the speed of the recovery faded as negative accounting news continued to unsettle investors. The Fund has performed relatively well since inception to July 31, 2002, returning 5.10% (A-shares at NAV) versus the MSCI EAFE Index return of -16.04%.

Sidebar:

  International Opportunities Fund
  Top 10 Equity Holdings - as of
  July 31, 2002
                            As a Percentage
  Security                    of Net Assets
-------------------------------------------
  Toshiba                           3.6%
  EasyJet                           3.2
  Telecom Italia                    2.9
  Imperial Tobacco                  2.8
  Microsoft                         2.7
  Tokyo Style                       2.6
  Porsche                           2.6
  Sankyo Co.                        2.4
  Thai Airways
    International                   2.4
  NDS Group                         2.4


One of the most positive factors over the last 11 months has been the performance of the European portion of the Fund. Although stock markets in this region have remained weak, this in return has created opportunities to purchase good quality stocks trading at reasonable valuations - a theme that we have vigorously pursued. At the end of April, we increased the Fund's weighting in Europe from 35 to 40% and in turn increased the target number of holdings in this region from 10 to 15, seeking to control our exposure to individual stocks.

Good performance also came from our positions in Asia, as the region continued to benefit from strong liquidity on a global basis. We increased our weighting in Asia from 20 - 25% in April. The performance of the Fund's smaller capitalization stocks were generally a negative factor. Going into the first calendar quarter of 2002, our smaller capitalization stocks had a cyclical bias and this affected performance when the recovery failed to gather pace as quickly as the market anticipated.

While the Fund's technology weighting provided considerable upside to performance during the 3-month rally at the end of 2001, it has proved a drag in 2002. Although the defensive nature of our positions helped insulate the Fund against more serious losses, corporate profits have remained under pressure and over the long term it appears unlikely that the sector will experience the same returns it has seen in the past. Accordingly, we reduced the technology weighting at the end of April from 30% to 20%.

Looking forward, although international market conditions remain difficult, signs continue to point towards a global economic recovery - albeit muted. With low interest rates and reflationary policies helping to improve consumption, this should eventually feed through to investment spending and profit growth should start to rebound. While risks remain that the economy will return to a period of much slower growth, we remain generally optimistic as recent market declines have left equity markets more attractively valued, particularly in Europe and Asia.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

[Pie Chart:]
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Japan                   21%
U.K.                    17
U.S.                    16
France                   8
Italy                    7
Germany                  7
Other                   24


[Pie Chart:]
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Information Technology  28%
Consumer Discretionary  24
Industrials             19
Financials               9
Consumer Staples         5
Telecom Services         5
Other                   10


[Line Chart:]
INVESTMENT COMPARISON
Value of $10,000
Int'l Opportunities Fund Class A w/out sales charge - $10,510
Int'l Opportunities Fund Class A w/sales charge - $9,906
MSCI EAFE Index - $8,396

            Int'l Opportunities Fund  Int'l Opportunities Fund
          Class A w/out sales charge    Class A w/sales charge   MSCI EAFE Index
8/31/01                        10000                      9425             10000
9/30/01                         9080                      8558              8974
10/31/01                        9930                      9359              9201
11/30/01                       11430                     10773              9533
12/31/01                       11641                     10971              9588
1/31/02                        11610                     10943              9076
2/28/02                        11290                     10641              9127
3/31/02                        11840                     11159              9638
4/30/02                        11950                     11263              9636
5/31/02                        11940                     11254              9726
6/30/02                        11540                     10876              9323
7/31/02                        10510                      9906              8396



CUMULATIVE TOTAL RETURNS AS OF JULY 31, 2002
                                                                          SINCE
                                                                      INCEPTION
AT NAV                                   CLASS   1 MONTH    3 MONTHS   (8/31/01)
-------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     Class A    -8.93%     -12.05%     5.10%
-------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     Class B    -8.98%     -12.27%     4.40%
-------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     Class C    -8.98%     -12.20%     4.40%
-------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     Class A   -14.16%     -17.11%    -0.94%
-------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     Class B   -13.98%     -17.27%    -0.60%
-------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     Class C   -10.89%     -14.07%     2.36%
-------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------
MSCI EAFE Index                                   -9.94%     -12.87%   -16.04%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance was favorably impacted by the Fund's relatively large cash position during September 2001. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call
1.866.443.6337 or visit the Fund's website at www.hendersonglobalfunds.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of July 31, 2002, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
 JULY 31, 2002


     SHARES                                                                VALUE

COMMON STOCKS - 92.10%

                  AUSTRIA - 3.90%

     20,000       Gericom AG .................................       $   235,080
      6,000       Voest-Alpine AG ............................           176,310
                                                                     -----------
                                                                         411,390
                                                                     -----------
                  CROATIA - 1.58%
     14,000       Pliva d.d., GDR ............................           166,464
                                                                     -----------
                  DENMARK - 3.86%
      3,500       ISS A/S * ..................................           150,922
      6,300       Sjaelso Gruppen A/S ........................           256,290
                                                                     -----------
                                                                         407,212
                                                                     -----------
                  FINLAND - 3.43%
     45,000       Fortum Oyj .................................           259,617
      3,000       Kone Corp., Series B .......................            84,041
      4,700       Rapala VMC Oyj .............................            18,184
                                                                     -----------
                                                                         361,842
                                                                     -----------
                  FRANCE - 9.29%
     10,000       Arcelor * ..................................           126,356
      1,500       Galeries Lafayette S.A .....................           189,239
      1,200       Imerys S.A .................................           148,571
      2,600       Technip-Coflexip S.A .......................           185,400
      5,000       Vinci S.A ..................................           291,401
      7,500       Wanadoo * ..................................            38,788
                                                                     -----------
                                                                         979,755
                                                                     -----------
                  GERMANY - 4.39%
      2,800       Aareal Bank AG * ...........................            36,504
     10,000       Deutsche Telekom AG ........................           113,818
      6,000       Fraport AG * ...............................           126,356
        975       Muenchener Rueckversicherungs-
                  Gesellschaft AG ............................           186,418
                                                                     -----------
                                                                         463,096
                                                                     -----------
                  GREECE - 2.24%
     17,000       Hellenic Telecommunications
                  Organization SA (OTE) ......................           236,118
                                                                     -----------
                  IRELAND - 2.36%
      3,000       Allied Irish Banks PLC .....................            34,968
      4,000       DePfa Bank PLC .............................           184,146
      2,000       Riverdeep Group PLC, ADR * .................            30,020
                                                                     -----------
                                                                         249,134
                                                                     -----------
                  ITALY - 5.31%
     48,000       Astaldi SpA * ..............................           106,726
    100,000       Cassa di Risparmio
                  di Firenze SpA .............................           135,171
     45,000       Telecom Italia SpA .........................           238,019
      2,000       Tod's SpA ..................................            80,515
                                                                     -----------
                                                                         560,431
                                                                     -----------
                  NETHERLANDS - 12.65%
      1,930       Aalberts Industries N.V ....................            30,720
      3,600       Buhrmann N.V ...............................            25,741
      6,000       Euronext * .................................           115,248




     SHARES                                                                VALUE

                  NETHERLANDS - (CONTINUED)
      1,000       Gucci Group N.V ............................       $    89,624
     10,388       Heijmans N.V ...............................           214,083
      2,000       IHC Caland N.V .............................           104,806
     10,000       Koninklijke Ahold N.V ......................           167,103
     14,000       Koninklijke Vendex KBB N.V .................           133,702
     20,000       Ordina N.V .................................           123,417
     12,000       United Services Group N.V ..................           184,538
      7,000       Van der Moolen Holding N.V .................           145,563
                                                                     -----------
                                                                       1,334,545
                                                                     -----------
                  SPAIN - 5.54%
      6,000       Altadis S.A ................................           118,716
      9,000       Compania Espanola de
                  Petroleos S.A ..............................           152,068
     18,000       Endesa S.A .................................           200,288
     50,000       Iberia Lineas Aereas de
                  Espana S.A .................................            81,788
      5,500       Obrascon Huarte Lain S.A ...................            32,000
                                                                     -----------
                                                                         584,860
                                                                     -----------
                  SWITZERLAND - 0.63%
      2,250       Tecan AG ...................................            66,759
                                                                     -----------
                  UNITED KINGDOM - 36.92%
     25,000       Berkeley Group PLC .........................           232,053
     16,000       British American Tobacco PLC ...............           179,767
     15,632       British Sky Broadcasting
                  Group PLC ..................................           146,320
     40,000       EasyJet PLC * ..............................           236,273
      5,000       GlaxoSmithKline PLC ........................            97,119
     15,000       HBOS PLC ...................................           168,766
     14,000       Imperial Tobacco Group PLC .................           214,395
     40,000       Interserve PLC .............................           222,521
     50,000       Jarvis PLC .................................           240,648
     60,000       JJB Sports PLC .............................           187,987
     50,000       Kensington Group PLC * .....................           132,825
     25,000       MIH Ltd. * .................................            81,250
     45,000       Minerva PLC ................................           163,844
     10,000       Navan Mining PLC * .........................             1,836
     10,000       NDS Group PLC, ADR * .......................            88,400
     40,000       Persimmon PLC ..............................           242,054
     60,000       PHS Group PLC ..............................            74,070
     20,000       PizzaExpress PLC ...........................           131,509
     60,000       Punch Taverns PLC * ........................           165,953
      9,000       PZ Cussons PLC .............................           104,776
    200,000       Sanctuary Group PLC ........................           130,012
     50,000       Savills PLC ................................           134,778
     25,000       Weir Group PLC .............................            87,118
     30,000       Wembley PLC ................................           292,997
     37,457       William Hill PLC ...........................           138,136
                                                                     -----------
                                                                       3,895,407
                                                                     -----------
                  TOTAL COMMON STOCKS ........................         9,717,013
                                                                     -----------
                  (Cost $10,866,507)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2002 (CONTINUED)


     SHARES                                                                VALUE

                  PREFERRED STOCK - 1.45%

                  GERMANY - 1.45%
        350       Porsche AG .................................       $   152,783
                                                                     -----------
                  TOTAL PREFERRED STOCK ......................           152,783
                                                                     -----------
                  (Cost $168,542)

SHORT TERM INVESTMENTS - 5.61%

      PAR
     VALUE

                  REPURCHASE AGREEMENT - 5.61%
$   592,000       State Street Bank and Trust Co.,
                  0.250%, due 08/01/02, with a
                  repurchase price of $592,004,
                  collateralized by $515,000 par
                  U.S. Treasury Note,
                  3.875%, due 01/15/09 .......................           592,000
                                                                     -----------
                  TOTAL SHORT TERM INVESTMENTS ...............           592,000
                                                                     -----------
                  (Cost $592,000)

TOTAL INVESTMENTS - 99.16% ...................................        10,461,796
                                                                     -----------
                  (Cost $11,627,049)

NET OTHER ASSETS AND
    LIABILITIES - 0.84% ......................................            88,484
                                                                     -----------
TOTAL NET ASSETS - 100.00% ...................................       $10,550,280
                                                                     ===========



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Construction & Engineering..............         9.48%
    Repurchase Agreement....................         5.61
    Integrated Telecommunication Services...         5.58
    Tobacco.................................         4.86
    Homebuilding............................         4.49
    Diversified Financial Services..........         4.46
    Real Estate Management & Development....         3.98
    Integrated Oil & Gas....................         3.90
    Banks...................................         3.21
    Specialty Stores........................         3.05
    Airlines................................         3.01
    Steel...................................         2.87
    Restaurants.............................         2.82
    Leisure Facilities......................         2.78
    Pharmaceuticals.........................         2.50
    Computer Hardware.......................         2.23
    Broadcasting & Cable TV.................         2.16
    Diversified Commercial Services.........         2.13
    Electric Utilities......................         1.90
    Department Stores.......................         1.79
    Reinsurance.............................         1.77
    Oil & Gas Equipment & Services..........         1.76
    Employment Services.....................         1.75
    Industrial Machinery....................         1.63
    Food Retail.............................         1.58
    Automobile Manufacturers................         1.45
    Construction Materials..................         1.43
    Multi-line Insurance....................         1.38
    Casinos & Gaming........................         1.31
    Consumer Finance........................         1.26
    Movies & Entertainment..................         1.23
    Airport Services........................         1.20
    IT Consulting & Services................         1.17
    Multi-Sector Holdings...................         1.01
    Household Products......................         0.99
    Construction & Farm Machines............         0.99
    Apparel & Luxury Goods..................         0.85
    Application Software....................         0.84
    Footwear................................         0.76
    Internet Software & Services............         0.65
    Health Care Equipment...................         0.63
    Industrial Conglomerates................         0.29
    Office Services & Supplies..............         0.25
    Leisure Products........................         0.17
    Net Other Assets and Liabilities........         0.84
                                                   -------
                                                   100.00%
                                                   =======

          *  Non-income producing security
        ADR  American Depository Receipts
        GDR  Global Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
 JULY 31, 2002


   SHARES                                                                  VALUE

COMMON STOCKS - 95.77%

                CANADA - 1.19%
     480        Celestica, Inc. * ..............................        $ 10,296
                                                                        --------
                FINLAND - 1.43%
   1,000        Nokia Oyj, ADR .................................          12,400
                                                                        --------
                FRANCE - 1.72%
     635        Thomson Multimedia * ...........................          14,884
                                                                        --------
                IRELAND - 1.60%
     921        Riverdeep Group PLC, ADR * .....................          13,824
                                                                        --------
                JAPAN - 5.01%
       6        Nippon Telegraph and
                Telephone Corp. ................................          24,549
   5,000        Toshiba Corp. ..................................          18,788
                                                                        --------
                                                                          43,337
                                                                        --------
                KOREA - 2.57%
     160        Samsung Electronics Co., Ltd.,
                GDR 144A .......................................          22,237
                                                                        --------
                NETHERLANDS - 1.85%
   1,135        ASM International N.V. * .......................          15,992
                                                                        --------
                NORWAY - 1.73%
   1,200        Tandberg ASA * .................................          14,963
                                                                        --------
                SINGAPORE - 1.70%
   1,850        Flextronics International Ltd. * ...............          14,652
                                                                        --------
                TAIWAN - 5.71%
   2,444        Hon Hai Precision Industry Co.,
                Ltd., GDR ......................................          20,405
   1,621        Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR ...................          14,779
   2,387        United Microelectronics
                Corp., ADR .....................................          14,179
                                                                        --------
                                                                          49,363
                                                                        --------
                UNITED KINGDOM - 3.47%
   1,222        Amdocs Ltd. * ..................................           8,982
   5,550        ARM Holdings PLC * .............................          12,792
   7,050        Spirent PLC ....................................           8,262
                                                                        --------
                                                                          30,036
                                                                        --------
                UNITED STATES - 67.79%
     790        Applied Materials, Inc. * ......................          11,747
   2,810        Atmel Corp. * ..................................           8,852
   1,105        Autodesk, Inc. .................................          14,243
   1,300        Brocade Communications
                Systems, Inc. * ................................          24,375
   2,160        Cisco Systems, Inc. * ..........................          28,490
     933        Dell Computer Corp. * ..........................          23,260
     155        eBay, Inc. * ...................................           8,849




  SHARES                                                                   VALUE

                UNITED STATES - (CONTINUED)
     140        Electronic Arts, Inc. * ........................        $  8,425
     250        Electronic Data Systems Corp. ..................           9,193
     600        Expedia, Inc., Class A * .......................          29,172
     560        First Data Corp. ...............................          19,572
   2,390        Hewlett-Packard Co. ............................          33,819
     945        Intersil Corp., Class A * ......................          20,592
     570        Intuit, Inc. * .................................          25,069
     979        KPMG Consulting, Inc. * ........................          10,319
     625        Lexmark International, Inc. * ..................          30,550
     585        Mercury Interactive Corp. * ....................          14,988
     935        Micron Technology, Inc. ........................          18,223
   1,075        Microsoft Corp. * ..............................          51,578
   2,804        Oracle Corp. * .................................          28,065
     750        Overture Services, Inc. * ......................          17,138
     985        PeopleSoft, Inc. * .............................          17,710
     160        Pfizer, Inc. ...................................           5,176
     645        Photronics, Inc. * .............................           7,843
     435        QLogic Corp. * .................................          17,726
   1,125        Quest Software, Inc. * .........................          10,890
     960        Symantec Corp. * ...............................          32,198
     400        THQ, Inc. * ....................................           9,952
     824        TMP Worldwide, Inc. * ..........................          12,723
     940        UTStarcom, Inc. * ..............................          16,403
     957        Veridian Corp. * ...............................          18,996
                                                                        --------
                                                                         586,136
                                                                        --------
                TOTAL COMMON STOCKS ............................         828,120
                                                                        --------
                (Cost $1,010,198)

TOTAL INVESTMENTS - 95.77% .....................................         828,120
                                                                        --------
                (Cost $1,010,198)

NET OTHER ASSETS AND
    LIABILITIES - 4.23% ........................................          36,568
                                                                        --------

TOTAL NET ASSETS - 100.00% .....................................        $864,688
                                                                        ========



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
 JULY 31, 2002 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Semiconductors..........................        14.96%
    Systems Software........................        12.94
    Application Software....................        12.76
    Computer Hardware.......................         8.77
    Internet Software & Services............         6.95
    Networking Equipment....................         6.12
    Electronic Equipment & Instruments......         5.57
    Semiconductor Equipment.................         4.12
    Computer Storage & Peripheral...........         3.53
    Telecommunications Equipment............         3.33
    Integrated Telecommunication Services...         2.84
    Multi-Sector Holdings...................         2.36
    Data Processing Services................         2.26
    IT Consulting & Services................         2.25
    Aerospace & Defense.....................         2.20
    Consumer Electronics....................         1.72
    Advertising.............................         1.47
    Internet Retail.........................         1.02
    Pharmaceuticals.........................         0.60
    Net Other Assets and Liabilities........         4.23
                                                   -------
                                                   100.00%
                                                   =======

          *  Non-income producing security

        ADR  American Depository Receipts

        GDR  Global Depository Receipts

       144A Persuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2002

SHARES                                                                     VALUE

COMMON STOCKS - 90.79%

                 BELGIUM - 1.71%
     2,212       Omega Pharma S.A .............................       $   95,333
                                                                      ----------
                 DENMARK - 1.73%
     3,300       Group 4 Falck A/S ............................           96,171
                                                                      ----------
                 FRANCE - 7.54%
     2,271       Financiere Marc de Lacharriere
                 S.A. (Fimalac) ...............................           93,204
     1,500       Technip-Coflexip S.A .........................          106,961
     2,000       Vinci S.A ....................................          116,561
    20,000       Wanadoo * ....................................          103,435
                                                                      ----------
                                                                         420,161
                                                                      ----------
                 GERMANY - 3.63%
     4,500       GfK AG .......................................           78,193
       650       Muenchener Rueckversicherungs-
                 Gesellschaft AG ..............................          124,279
                                                                      ----------
                                                                         202,472
                                                                      ----------
                 IRELAND - 3.23%
     2,200       DePfa Bank PLC ...............................          101,280
     5,252       Riverdeep Group PLC, ADR * ...................           78,833
                                                                      ----------
                                                                         180,113
                                                                      ----------
                 ITALY - 6.29%
     6,340       Permasteelisa SpA ............................           91,163
    30,000       Telecom Italia SpA ...........................          158,679
     2,500       Tod's SpA ....................................          100,644
                                                                      ----------
                                                                         350,486
                                                                      ----------
                 JAPAN - 19.94%
    31,000       Asahi Kasei Corp. ............................           93,187
    19,000       Daiwa Securities Group, Inc. .................          102,012
     3,000       Nippon Broadcasting
                 System, Inc. .................................          103,958
        28       Nippon Telegraph and
                 Telephone Corp. ..............................          114,563
     6,000       Pioneer Corp. ................................          102,706
     4,600       Sankyo Co., Ltd. .............................          133,667
    17,000       Tokyo Style Co., Ltd. ........................          142,802
    53,000       Toshiba Corp. ................................          199,148
    15,000       Yamaha Motor Co., Ltd. .......................          119,614
                                                                      ----------
                                                                       1,111,657
                                                                      ----------
                 KOREA - 3.10%
       500       Kookmin Bank .................................           23,345
     2,248       Kookmin Bank, ADR ............................          104,487
       100       Lotte Confectionary Co., Ltd. ................           45,246
                                                                      ----------
                                                                         173,078
                                                                      ----------




    SHARES                                                                 VALUE

                 NETHERLANDS - 3.01%
    10,000       Buhrmann N.V .................................       $   71,503
     4,677       Heijmans N.V .................................           96,387
                                                                      ----------
                                                                         167,890
                                                                      ----------
                 SPAIN - 4.93%
     4,300       Altadis S.A ..................................           85,079
     4,912       Compania de Distribucion
                 Integral Logista S.A .........................           88,288
     6,000       Compania Espanola de
                 Petroleos S.A ................................          101,378
                                                                      ----------
                                                                         274,745
                                                                      ----------
                 SWITZERLAND - 1.21%
     2,400       SEZ Holding AG ...............................           67,325
                                                                      ----------
                 TAIWAN - 1.89%
    11,525       Taiwan Semiconductor
                 Manufacturing Co., Ltd., ADR .................          105,108
                                                                      ----------
                 THAILAND - 2.40%
   143,000       Thai Airways International Ltd. ..............          133,573
                                                                      ----------
                 UNITED KINGDOM - 15.65%
     7,373       Alliance Unichem PLC .........................           61,064
    37,534       ARM Holdings PLC * ...........................           86,512
     9,720       British Sky Broadcasting
                 Group PLC ....................................           90,982
    30,000       EasyJet PLC * ................................          177,204
    10,000       Imperial Tobacco Group PLC ...................          153,140
     3,355       Johnson Matthey PLC ..........................           46,293
    15,000       NDS Group PLC, ADR * .........................          132,600
    45,000       Punch Taverns PLC * ..........................          124,465
                                                                      ----------
                                                                         872,260
                                                                      ----------
                 UNITED STATES - 14.53%
     2,375       Expedia, Inc., Class A * .....................          115,473
     3,180       First Data Corp. .............................          111,141
     7,200       Hewlett-Packard Co. ..........................          101,880
     4,500       Intersil Corp., Class A * ....................           98,055
     2,900       Intuit, Inc. * ...............................          127,542
     2,190       Lexmark International, Inc. * ................          107,047
     3,105       Microsoft Corp. * ............................          148,978
                                                                      ----------
                                                                         810,116
                                                                      ----------
                 TOTAL COMMON STOCKS ..........................        5,060,488
                                                                      ----------
                 (Cost $5,589,001)



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2002 (CONTINUED)


SHARES                                                                     VALUE

PREFERRED STOCK - 2.54%

                 GERMANY - 2.54%

       325       Porsche AG ...................................       $  141,870
                                                                      ----------

                 TOTAL PREFERRED STOCK ........................          141,870
                                                                      ----------
                 (Cost $151,970)

SHORT TERM INVESTMENTS - 3.19%

    PAR
   VALUE

                 REPURCHASE AGREEMENT - 3.19%
$  178,000       State Street Bank and Trust Co.,
                 0.250%, due 08/01/02, with a
                 repurchase price of $178,001,
                 collateralized by a $135,000 par
                 U.S. Treasury Bond,
                 8.500%, due 02/15/20 .........................          178,000
                                                                      ----------

                 TOTAL SHORT TERM INVESTMENTS .................          178,000
                                                                      ----------
                 (Cost $178,000)

TOTAL INVESTMENTS - 96.52% ....................................        5,380,358
                                                                      ----------
                 (Cost $5,918,971)

NET OTHER ASSETS AND
    LIABILITIES - 3.48% .......................................          193,775
                                                                      ----------

TOTAL NET ASSETS - 100.00% ....................................       $5,574,133
                                                                      ----------

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Airlines................................         5.58%
    Computer Hardware.......................         5.40
    Internet Software & Services............         5.34
    Semiconductors..........................         5.20
    Integrated Telecommunication Services...         4.91
    Application Software....................         4.67
    Tobacco.................................         4.28
    Construction & Engineering..............         3.82
    Diversified Financial Services..........         3.65
    Broadcasting & Cable TV.................         3.49
    Repurchase Agreement....................         3.19
    Diversified Commercial Services.........         3.13
    Systems Software........................         2.67
    Apparel & Luxury Goods..................         2.56
    Automobile Manufacturers................         2.54
    Leisure Products........................         2.40
    Banks...................................         2.29
    Restaurants.............................         2.23
    Reinsurance.............................         2.23
    Motorcycle Manufacturers................         2.15
    Data Processing Services................         1.99
    Oil & Gas Equipment & Services..........         1.92
    Computer Storage & Peripheral...........         1.92
    Consumer Electronics....................         1.84
    Integrated Oil & Gas....................         1.82
    Footwear................................         1.81
    Health Care Supplies....................         1.71
    Household Appliances....................         1.67
    Commodity Chemicals.....................         1.67
    Building Products.......................         1.63
    Distributors............................         1.58
    Office Services & Supplies..............         1.28
    Semiconductor Equipment.................         1.21
    Healthcare Distribution & Services......         1.10
    Precious Metals & Minerals..............         0.83
    Packaged Foods & Meats..................         0.81
    Net Other Assets and Liabilities........         3.48
                                                   -------
                                                   100.00%
                                                   =======

          *  Non-income producing security

        ADR  American Depository Receipts



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2002

                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
ASSETS:
Investments, at value
   Securities                                                    $9,869,796              $828,120            $5,202,358
   Repurchase agreements                                            592,000                    --               178,000
-----------------------------------------------------------------------------------------------------------------------
Total investments                                                10,461,796               828,120             5,380,358
Cash                                                                    259                61,537               134,143
Foreign cash                                                            511                   833                58,241
Dividends and interest receivable                                    29,105                   193                 4,232
Receivable from Investment Adviser                                   65,720                29,927                64,707
Receivable for investment securities sold                                --                11,002                    --
Receivable for fund shares sold                                     138,835                    --                58,279
Deferred offering costs                                               3,008                 2,580                   633
Prepaid expenses and other assets                                    21,273                20,263                18,214
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                                  10,720,507               954,455             5,718,807
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                              --                26,172                19,060
Payable for fund shares redeemed                                     13,444                    --                    --
12b-1 distribution fees payable                                      21,186                 3,319                13,038
Accrued expenses and other payables                                 135,597                60,276               112,576
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                170,227                89,767               144,674
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $10,550,280              $864,688            $5,574,133
=======================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                 $11,689,320            $1,083,854            $6,146,645
Undistributed net investment income                                  57,042                67,310                29,467
Accumulated net realized gain/(loss) on investments                 (31,177)             (104,374)              (63,342)
Net unrealized appreciation/(depreciation) of
   investments and foreign currency translations                 (1,164,905)             (182,102)             (538,637)
-----------------------------------------------------------------------------------------------------------------------
                                                                $10,550,280              $864,688            $5,574,133
=======================================================================================================================
SHARES OUTSTANDING:
Class A Shares                                                      186,828                22,274                73,530
=======================================================================================================================
Class B Shares                                                      245,417                56,282               143,127
=======================================================================================================================
Class C Shares                                                      481,293                39,510               316,821
=======================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                       $11.61                 $7.36                $10.51
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge*                                                 5.75%                 5.75%                 5.75%
Maximum offering price per share                                     $12.32                 $7.81                $11.15
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net asset value and offering price per share                         $11.54                 $7.31                $10.44
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net asset value                                                      $11.53                 $7.31                $10.44
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge                                                  1.00%                 1.00%                 1.00%
Maximum offering price per share                                     $11.65                 $7.38                $10.55
=======================================================================================================================
Investments, at cost                                            $11,627,049            $1,010,198            $5,918,971
=======================================================================================================================
Foreign cash, at cost                                                  $512                  $857               $58,772
=======================================================================================================================

  * On sales of $50,000 or more, the sales charge will be reduced.

The Fund may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
PERIOD ENDED JULY 31, 2002 (*)

                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
INVESTMENT INCOME:
Interest                                                             $1,751                  $111                  $427
Dividends                                                            95,505                   818                33,026
Foreign taxes withheld                                               (9,568)                 (119)               (3,441)
-----------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                        87,688                   810                30,012
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             25,879                 5,637                17,296
12b-1 distribution and service fees:
   Class A Shares                                                     1,569                   464                   906
   Class B Shares                                                     6,746                 1,985                 4,278
   Class C Shares                                                    12,871                   870                 7,854
Administrative fees                                                 137,372                72,172               109,007
Transfer agent fees                                                 133,754                84,554               109,254
Custodian fees                                                       48,130                23,450                43,680
Registration and filing fees                                         42,682                41,663                41,421
Legal fees                                                           42,485                18,285                31,985
Accounting fees                                                      41,724                41,968                75,019
Offering expenses                                                    30,847                27,330                 7,468
Audit fees                                                           22,800                22,800                22,800
Trustees' fees and expenses                                          13,236                11,309                12,743
Printing and postage fees                                             4,305                 3,574                 4,305
Miscellaneous fees                                                   30,067                24,099                35,970
-----------------------------------------------------------------------------------------------------------------------
      Total Expenses                                                594,467               380,160               523,986
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment advisor          (527,993)             (368,623)             (483,386)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                         66,474                11,537                40,600
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                         21,214               (10,727)              (10,588)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                          (31,177)             (104,374)              (65,277)
   Foreign currency transactions                                    (45,770)                  (13)              (15,213)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                   (1,165,253)             (182,078)             (538,613)
   Translation of other assets and liabilities                          348                   (24)                  (24)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)                          (1,241,852)             (286,489)             (619,127)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $(1,220,638)            $(297,216)            $(629,715)
=======================================================================================================================

(*)  The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED JULY 31, 2002 (*)

                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
Net investment income/(loss)                                        $21,214              $(10,727)             $(10,588)
Net realized gain/(loss) on investments and foreign
   currency transactions                                            (76,947)             (104,387)              (80,490)
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currency translations              (1,164,905)             (182,102)             (538,637)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations             (1,220,638)             (297,216)             (629,715)

Net increase in net assets from Fund share transactions:
   Class A Shares                                                 2,179,316                22,601               622,441
   Class B Shares                                                 3,138,968               541,158             1,637,747
   Class C Shares                                                 6,202,634               348,145             3,693,660
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                       10,300,280               614,688             5,324,133

NET ASSETS
Beginning of period                                                 250,000               250,000               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                   $10,550,280              $864,688            $5,574,133
=======================================================================================================================
Undistributed net investment income                                 $57,042               $67,310               $29,467
=======================================================================================================================

(*)  The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
PERIOD ENDED JULY 31, 2002 (*)

                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                             $2,354,684               $23,015              $636,965
Issued as reinvestment of dividends                                      --                    --                    --
Redeemed                                                           (175,368)                 (414)              (14,524)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                     $2,179,316               $22,601              $622,441
=======================================================================================================================
CLASS B SHARES:
Sold                                                             $3,184,868              $545,789            $1,642,801
Issued as reinvestment of dividends                                      --                    --                    --
Redeemed                                                            (45,900)               (4,631)               (5,054)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                     $3,138,968              $541,158            $1,637,747
=======================================================================================================================
CLASS C SHARES:
Sold                                                             $6,247,044              $357,416            $3,724,104
Issued as reinvestment of dividends                                      --                    --                    --
Redeemed                                                            (44,410)               (9,271)              (30,444)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                     $6,202,634              $348,145            $3,693,660
=======================================================================================================================
SHARES
CLASS A SHARES:
Sold                                                                181,211                 2,326                54,811
Issued as reinvestment of dividends                                      --                    --                    --
Redeemed                                                            (14,383)                  (52)               (1,281)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                        166,828                 2,274                53,530
=======================================================================================================================
CLASS B SHARES:
Sold                                                                246,649                54,370               141,079
Issued as reinvestment of dividends                                      --                    --                    --
Redeemed                                                             (3,732)                 (588)                 (452)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                        242,917                53,782               140,627
=======================================================================================================================
CLASS C SHARES:
Sold                                                                482,376                37,923               317,069
Issued as reinvestment of dividends                                      --                    --                    --
Redeemed                                                             (3,583)                 (913)               (2,748)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                        478,793                37,010               314,321
=======================================================================================================================


(*)  The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

EUROPEAN FOCUS FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
PERIOD ENDED JULY 31, 2002 (a)

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00                $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                  0.11                  0.09                  0.09
   Net realized and unrealized gain/(loss) on investments                 1.50                  1.45                  1.44
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                    1.61                  1.54                  1.53
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                   0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                 0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.61                $11.54                $11.53
==========================================================================================================================
Total Return (b)                                                        16.10%                15.40%                15.30%
==========================================================================================================================
Net assets, end of period (000)                                         $2,169                $2,831                $5,550
Ratio of operating expenses to average net assets (c)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (c)                 0.95%                 0.79%                 0.77%
Portfolio turnover rate (%)                                                67%                   67%                   67%
Ratio of operating expenses to average net assets
   without waivers and/or expenses reimbursed (c)                       22.40%                23.15%                23.15%


(a) The Henderson Global Funds commenced operations on August 31, 2001.Per share numbers for this period have been calculated using the average share method.

(b) The return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)  Annualized.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
PERIOD ENDED JULY 31, 2002 (a)

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00                $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                   (0.16)                (0.21)                (0.20)
   Net realized and unrealized gain/(loss) on investments                (2.48)                (2.48)                (2.49)
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                   (2.64)                (2.69)                (2.69)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                   0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                 0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $7.36                 $7.31                 $7.31
==========================================================================================================================
Total Return (b)                                                      (26.40)%              (26.90)%              (26.90)%
==========================================================================================================================
Net assets, end of period (000)                                           $164                  $412                  $289
Ratio of operating expenses to average net assets (c)                    2.00%                 2.75%                 2.75%
Ratio of net investment loss to average net assets (c)                 (1.84)%               (2.56)%               (2.59)%
Portfolio turnover rate (%)                                               134%                  134%                  134%
Ratio of operating expenses to average net assets
   without waivers and/or expenses reimbursed (c)                       80.48%                81.23%                81.23%



(a) The Henderson Global Funds commenced operations on August 31, 2001. Per share numbers for this period have been calculated using the average share method.

(b) The return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)  Annualized.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

INTERNATIONAL OPPORTUNITIES FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
PERIOD ENDED JULY 31, 2002 (a)

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00                $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                   (0.05)                (0.09)                (0.07)
   Net realized and unrealized gain/(loss) on investments                 0.56                  0.53                  0.51
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                    0.51                  0.44                  0.44
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                   0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                 0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $10.51                $10.44                $10.44
==========================================================================================================================
Total Return (b)                                                         5.10%                 4.40%                 4.40%
==========================================================================================================================
Net assets, end of period (000)                                           $773                $1,494                $3,307
Ratio of operating expenses to average net assets (c)                    2.00%                 2.75%                 2.75%
Ratio of net investment loss to average net assets (c)                 (0.49)%               (0.84)%               (0.67)%
Portfolio turnover rate (%)                                                80%                   80%                   80%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (c)                      32.69%                33.44%                33.44%


(a) The Henderson Global Funds commenced operations on August 31, 2001. Per share numbers for this period have been calculated using the average share method.

(b) The return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)  Annualized.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among four series, three of which are included in this report. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology") and Henderson International Opportunities Fund ("International Opportunities") (collectively, the "Funds") are each non-diversified series of the Trust. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge, Class B shares provide for a contingent deferred sales charge and Class C shares provide for both a front-end sales charge and a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

SECURITY VALUATION

Securities traded on a recognized stock exchange (or The Nasdaq Stock Market, Inc. system) are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices. Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends are accrued for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Funds' net equity therein, representing unrealized gain or loss on the contracts are measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The Funds did not invest in forward foreign currency contracts for the period ended July 31, 2002.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Fund may be delayed or limited.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on net assets or on another reasonable basis.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2002, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable capital gains until their expiration date on July 31, 2010:

European Focus                                      $611
Global Technology                                  7,641
International Opportunities                        1,387

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2002, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income and accumulated net realized gain/loss:

                   EUROPEAN        GLOBAL  INTERNATIONAL
                      FOCUS    TECHNOLOGY  OPPORTUNITIES
--------------------------------------------------------
Paid-in Capital    $(81,598)     $(78,050)      $(57,203)
--------------------------------------------------------
Undistributed
Net Investment
Income               35,828        78,037         40,055
--------------------------------------------------------
Accumulated
Net Realized
Gain (Loss)          45,770            13         17,148
========================================================

These reclassifications relate to the deductibility of certain expenses and the character of realized gains/losses on foreign currency transactions for tax purposes and had no impact on the net asset value of the Funds.

The Funds did not pay any distributions to shareholders during the period ended July 31, 2002. As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                   EUROPEAN        GLOBAL  INTERNATIONAL
                      FOCUS    TECHNOLOGY  OPPORTUNITIES
--------------------------------------------------------
Undistributed
Ordinary
Income              $57,042       $67,292        $29,467
--------------------------------------------------------
Unrealized
Appreciation
(Depreciation)   (1,165,277)     (206,562)      (545,550)
========================================================

Net realized gains/losses may differ for book basis and tax basis reporting purposes due to post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses pertaining to wash sale transactions.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Global Investors (Holdings)

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

plc, which is an indirect wholly-owned subsidiary of AMP Limited. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average net assets as set forth below:

European Focus                                         1.00%
Global Technology                                      1.20%
International Opportunities                            1.10%

Pursuant to separate Expense Limitation Agreements, HGINA has agreed through August 31, 2004, to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets. Until August 31, 2006, HGINA may recover reimbursed expenses from each Fund if the Fund's expense ratio falls below the expense limitation. The amount of potentially recoverable expenses for each Fund at July 31, 2002 was:

European Focus                                      $541,505
Global Technology                                    382,135
International Opportunities                          496,898

These amounts include $13,512 per Fund of organizational expenses reimbursed prior to commencement of operations.

Henderson Investment Management Limited ("HIML") is the sub-adviser to the Funds pursuant to a Sub-Advisory Agreement. HIML is a direct wholly-owned subsidiary of Henderson Global Investors (Holdings) plc. HIML receives a fee for its services, paid by HGINA from its management fee, calculated based on average daily net assets at the following rates:

European Focus                                         0.90%
Global Technology                                      1.10%
International Opportunities                            1.00%

Trustees who are not interested persons of the Trust or HGINA receive compensation from the Funds, which is reflected as Trustees' fees in the Statement of Operations. Certain officers of the Trust are also officers of HGINA. All officers serve without direct compensation from the Trust.

At July 31, 2002, HGINA owned 20,000 Class A Shares, 2,500 Class B Shares and 2,500 Class C Shares of each Fund.

NOTE 4. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the period ended July 31, 2002, were as follows:

                                Purchases          Sales
--------------------------------------------------------
European Focus                $12,686,143     $1,788,177
Global Technology               1,729,540        614,168
International Opportunities     6,968,694      1,276,089
========================================================

The U.S. federal income tax basis of the Funds' investments at July 31, 2002, and the gross unrealized appreciation and depreciation, were as follows:

                   EUROPEAN        GLOBAL  INTERNATIONAL
                      FOCUS    TECHNOLOGY  OPPORTUNITIES
--------------------------------------------------------
Cost            $11,627,421    $1,034,676     $5,925,884
--------------------------------------------------------
Gross Unrealized
Appreciation        155,341        11,077        121,521
--------------------------------------------------------
Gross Unrealized
Depreciation     (1,320,966)     (217,633)      (667,047)
--------------------------------------------------------
Net Unrealized
Appreciation
(Depreciation) $ (1,165,625)   $ (206,556)    $ (545,526)
========================================================

NOTE 6. SIGNIFICANT CONCENTRATIONS

The Funds invest a substantial percentage of their assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market, especially technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

NOTE 7. LINE OF CREDIT

The Funds may borrow from a $10,000,000 committed line of credit. Proceeds of loans may only be used to finance shareholder redemptions or to temporarily finance the purchase or sale of securities for prompt delivery provided the loan is repaid promptly in the ordinary course of business upon the completion of such purchase or sale transaction. Borrowings by any one Fund in the Trust may not exceed the lesser of (a) $10,000,000 or (b) 10% of the net assets of the Fund for which the loan is extended. In addition, the aggregate outstanding amount of all loans to all Funds in the Trust may not exceed $10,000,000. Interest is charged to the Funds based on their borrowings at an annual rate equal to the overnight federal funds rate plus 0.50%. The Trust also pays a commitment fee of 0.10% per annum on the daily unused portion of the committed line which is allocated proportionately to the Funds. The Funds had no borrowings outstanding at July 31, 2002, nor at any time during the period then ended.

NOTE 8. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statement of Changes in Net Assets.

HENDERSON GLOBAL FUNDS

                                                  REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund (collectively, the "Funds"), three of the four funds comprising the Henderson Global Funds, as of July 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the period from August 31, 2001 (commencement of operations) through July 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2002, and the results of their operations, changes in their net assets and financial highlights for the period from August 31, 2001 through July 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
September 10, 2002

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

                                           TERM OF                                                  OTHER
   NAME, ADDRESS           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
   AND AGE                 THE TRUST**     TIME SERVED     DURING PAST FIVE YEARS                   HELD
-----------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
   Roland C. Baker, 64     Trustee         Since 2001      President and Chief Executive Officer,   Director, The
                                                           First Penn-Pacific Life Insurance Co.    Rittenhouse Trust
                                                           (retired 2001).                          (banking; money
                                                                                                    management).

   C. Gary Gerst, 63       Trustee         Since 2001      Chairman Emeritus, Jones Lang LaSalle,   Chairman and Trustee,
                                                           formerly LaSalle Partners Ltd. (real     Harris Insight Funds
                                                           estate investment management and         Trust; Director, Florida
                                                           consulting firm).                        Office Property Company
                                                                                                    Inc. (real estate
                                                                                                    investment fund).

   +Faris F. Chesley, 63   Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LCC
                                                           since 2001; Vice Chairman, ABN-AMRO,
                                                           Inc., 1998-2001; Director, Modern
                                                           Educational Systems, 1992-1999.


   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------
   *Charles H.             Chairman        Since 2001      Managing Director, Henderson Global
   Wurtzebach, 53          and Trustee                     Investors (North America) Inc.
                                                           ("HGINA") since 1999; President and Chief
                                                           Executive Officer, Heitman Capital
                                                           Management, 1996-1998.

   *Sean                   Trustee and     Since 2001      Director, North American Retail
   Dranfield, 36           President                       Distribution, HGINA since 1999; Executive
                                                           Director, North American Business
                                                           Development, Henderson Investment
                                                           Management Limited, since 1999; Director,
                                                           International Business Development,
                                                           Henderson Global Investors, 1995-1999.

   Audre J. Melsbakas, 39  Vice President  Since 2001      Director, Product Management, HGINA
                                                           since 2001; Vice President, Product
                                                           Management, Black Rock Funds, 1999- 2001;
                                                           Principal, Jones Lang LaSalle and
                                                           Vice President, LaSalle Partner Funds,
                                                           1996-1999.

   Scott E. Volk, 31       Treasurer       Since 2001      Director, Retail Finance and Operations
                                                           since 2002 and Finance Manager 2001-
                                                           2002, HGINA; Vice President, Financial
                                                           Services, BISYS Fund Services, 1999-2001;
                                                           Mutual Fund Treasurer, Stein Roe &
                                                           Farnham Mutual Funds, 1997-1999.

   Ann M. Casey, 36        Assistant       Since 2001      Treasurer, The China Fund Inc.; Treasurer,
                           Treasurer                       The Holland Balanced Fund; Vice President,
                                                           Senior Director of Fund Administration,
                                                           State Street Corporation since 2000;
                                                           Assistant Vice President, Director of Fund
                                                           Administration, State Street Corporation,
                                                           1999-2000; Assistant Secretary, Assistant
                                                           Director of Fund Administration, State
                                                           Street Corporation, 1997-1999.

                                       27

Henderson Global Funds

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)


                                           TERM OF                                                  OTHER
   NAME, ADDRESS           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
   AND AGE                 THE TRUST**     TIME SERVED     DURING PAST FIVE YEARS                   HELD
-----------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------
   Brian C. Booker, 36     Secretary       Since 2001      Senior Legal Counsel and Corporate
                                                           Secretary, since 2001 and Manager, Legal
                                                           and Compliance, HGINA, 2000-2001;
                                                           Attorney, Vedder, Price, Kaufman &
                                                           Kammholz, 1998-2000; Attorney, Waller,
                                                           Lansden, Dortch & Davis, 1996-1998.

   Heidemarie              Assistant       Since 2001      Legal Counsel, HGINA, since 2001;
   Gregoriev, 31           Secretary                       Attorney, Gardner, Carton & Douglas,
                                                           1997-2001.

* Trustees with an asterisk by their names are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North
America) Inc., or "HGINA", the investment adviser to the Funds.

** Currently, all Trustees oversee all four series of the Trust.

+ Mr. Chesley became a Trustee effective August 1, 2002.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES
ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY
CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
Charles H. Wurtzebach, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
C. Gary Gerst

OFFICERS
Sean Dranfield, President
Audre J. Melsbakas, Vice President
Scott E. Volk, Treasurer
Ann M. Casey, Assistant Treasurer
Brian C. Booker, Secretary
Heidemarie Gregoriev, Assistant Secretary

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalfunds.com





This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectuses. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalfunds.com

Forum Fund Services, LLC, Distributor (September 2002)